Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions
Related Party Transactions

7. Related Party Transactions

Based on the amended and restated advertising agency agreements with CRIC, agency fees earned from COHT for 2012, 2011 and 2010, calculated at 15% of COHT’s revenue generated from the sales of advertising on SINA’s non-real estate channels, were $5.1 million, $3.5 million, and $2.5 million respectively. As of December 31, 2012 and 2011, receivables due from COHT were $2.5 million and $1.9 million, respectively. In addition, the Company entered into certain license agreements at the time of the transaction with CRIC. The fair value of these license agreements were measured at $187.4 million and was recognized as deferred revenues and amortized on a straight line basis over the contract period of ten years. The amortized deferred revenues for 2012 and 2011 were $18.7 million and $18.7 million, respectively.

Revenues from related parties, excluding those from CRIC stated above, represented approximately 2% of net advertising revenues for 2012. Transactions with related parties included in costs of revenue represented approximately 4% for 2012 and in sales and marketing expenses represented less than 1%. The Company believes that the terms of the agreements with the related parties are comparable to the terms in arm’s-length transactions with third-party customers and vendors.

One of the Company’s subsidiaries entered into an agreement with Broadvision Inc. (“Broadvision”) whose Chairman, Chief Executive Officer and President Pehong Chen is a director of SINA. Under this agreement, Broadvision provides HR information management hosting service, including software subscription, system upgrade and technical support. For 2012, 2011 and 2010, services fee to Broadvision are approximately $146,000, $126,000 and $112,000, respectively. There was no payable outstanding as of December 31, 2012.